THIRD QUARTER 2015 RESULTS Willis Group Holdings October 28, 2015 – Version 14 Exhibit 99.2

Important disclosures regarding forward-looking statements

This presentation contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations.
All statements, other than statements of historical facts, included in this document that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook, potential cost savings and accelerated adjusted operating margin and adjusted earnings per share growth, future capital expenditures, growth in commissions and fees, business strategies, competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, plans, and references to future successes are forward-looking statements. Also, when we use the words such as ‘anticipate’, ‘believe’, ‘estimate’, ‘expect’, ‘intend’, ‘plan’, ‘probably’, or similar expressions, we are making forward-looking statements.
There are important uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including the following: the impact of any regional, national or global political, economic, business, competitive, market, environmental or regulatory conditions on our global business operations; the impact of current global economic conditions on our results of operations and financial condition, including as a result of those associated with the Eurozone, any insolvencies of or other difficulties experienced by our clients, insurance companies or financial institutions; our ability to implement and fully realize anticipated benefits of our growth strategy and revenue generating initiatives; our ability to implement and realize anticipated benefits of any cost-savings or operational improvement initiative, including our ability to achieve expected savings and other benefits from the multi-year Operational Improvement Program as a result of unexpected costs or delays and demand on managerial, operational and administrative resources and/or macroeconomic factors affecting the program as well as the impact of the program on business processes and competitive dynamics; our ability to consummate transactions, including the proposed Towers Watson merger and the Gras Savoye acquisition; our ability to obtain requisite approvals and satisfy other conditions to the consummation of proposed transactions, including obtaining regulatory and shareholder approvals for the proposed Towers Watson transaction and regulatory approval for the Gras Savoye acquisition; our ability to successfully integrate our operations and employees with those of Towers Watson and any acquired business, including Gras Savoye and Miller Insurance Services LLP; our ability to realize any anticipated benefit of any acquisition or other transaction in which we may engage, including any revenue growth, operational efficiencies, synergies or cost savings; the potential impact of the consummation of the proposed Towers Watson transaction on relationships, including with employees, suppliers, customers and competitors; the diversion of management’s time and attention while the Towers
Watson transaction or Gras Savoye acquisition is pending; the federal income tax consequences of the Towers Watson transaction and the enactment of additional state, federal, and/or foreign regulatory and tax laws and regulations; volatility or declines in insurance markets and premiums on which our commissions are based, but which we do not control; our ability to compete in our industry; material changes in commercial property and casualty markets generally or the availability of insurance products or changes in premiums resulting from a catastrophic event, such as a hurricane; our ability to retain key employees and clients and attract new business, including at a time when the Company is pursuing various strategic initiatives; our ability to develop new products and services; the practical challenges and costs of complying with a wide variety of foreign laws and regulations and any related changes, given the global scope of our operations and those of any acquired business and the associated risks of non-compliance and regulatory enforcement action; our ability to develop and implement technology solutions and invest in innovative product offerings in an efficient and effective manner; fluctuations in our earnings as a result of potential changes to our valuation allowance(s) on our deferred tax assets; changes in the tax or accounting treatment of our operations and fluctuations in our tax rate; rating agency actions, including a downgrade to our credit rating, that could inhibit our ability to borrow funds or the pricing thereof and in certain circumstances cause us to offer to buy back some of our debt; our inability to exercise full management control over our associates; our ability to continue to manage our significant indebtedness; the timing or ability to carry out share repurchases and redemptions which is based on many factors, including market conditions, the Company’s financial position, earnings, share price, capital requirements, and other investment opportunities (including mergers and acquisitions and related financings); the timing or ability to carry out refinancing or take other steps to manage our capital and the limitations in our long-term debt agreements that may restrict our ability to take these actions; any material fluctuations in exchange and interest rates that could adversely affect expenses and revenue; a significant decline in the value of investments that fund our pension plans or changes in our pension plan liabilities or funding obligations; our ability to receive dividends or other distributions in needed amounts from our subsidiaries; our involvement in and the results of any regulatory investigations, legal proceedings and other contingencies; our exposure to potential liabilities arising from errors and omissions and other potential claims against us; underwriting, advisory or reputational risks associated with our business; the interruption or loss of our information processing systems, data security breaches or failure to maintain secure information systems; and impairment of the goodwill in one of our reporting units, in which case we may be required to record significant charges to earnings.
The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results.  For more detailed information about these and other factors see also Part I, Item 1A “Risk Factors” included in Willis’ Form 10-K for the year ended December 31, 2014, and our subsequent filings with the Securities and Exchange Commission.  Copies are available online at http://www.sec.gov or on request from the Company.
Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this presentation, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved.  Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation may not occur, and we caution you against unduly relying on these forward-looking statements.

Important disclosures regarding non-GAAP measures

This presentation contains references to "non-GAAP financial measures" as defined in Regulation G of SEC rules.  We present these measures because we believe they are of interest to the investment community and they provide additional meaningful methods of evaluating certain aspects of the
Company’s operating performance from period to period on a basis that may not be otherwise apparent on a generally accepted accounting principles
(GAAP) basis.  These financial measures should be viewed in addition to, not in lieu of, the Company’s condensed consolidated income statements and balance sheet as of the relevant date.  Consistent with Regulation G, a description of such information is provided below and a reconciliation of certain of such items to GAAP information can be found in our periodic filings with the SEC.  Our method of calculating these non-GAAP financial measures may differ from other companies and therefore comparability may be limited.
Definitions of non-GAAP financial measures
We believe that investors’ understanding of the Company’s performance is enhanced by our disclosure of the following non-GAAP financial measures.
Our method of calculating these measures may differ from those used by other companies and therefore comparability may be limited.
Organic commissions and fees growth
Organic commissions and fees growth excludes: (i) the impact of foreign currency movements; (ii) the first twelve months of net commission and fee revenues generated from acquisitions; and (iii) the net commission and fee revenues related to operations disposed of in each period presented, from reported commissions and fees growth.
We believe organic growth in commissions and fees provides a measure that the investment community may find helpful in assessing the performance of operations that were part of our business in both the current and prior periods, and provides a measure against which our businesses may be assessed in the future.
Underlying commissions and fees, underlying revenues, underlying total expenses, underlying salaries and benefits, underlying other operating expenses, underlying operating income, underlying operating margin, underlying EBITDA, underlying net income and underlying earnings per diluted share
(“Underlying measures”).
Underlying measures are calculated by excluding restructuring costs related to the Operational Improvement Program, impact from the devaluation of the
Venezuelan Bolivar, gains and losses on disposal of operations, and deferred tax valuation allowances, from the most directly comparable GAAP measures and from third quarter 2015 underlying measures also exclude M&A transaction related costs. Additionally, prior year GAAP measures have been rebased to current period exchange rates to eliminate the year over year impact of foreign currency movements. We believe that excluding such items provides a more complete and consistent comparative analysis of our results of operations.
Organic revenues, organic total expenses, organic salaries and benefits, organic other operating expenses, organic operating income, organic operating margin and organic EBITDA (“Organic measures”).
Organic measures are calculated by excluding the twelve month impact from acquisitions and disposals (together with the impact of certain items, including foreign currency movements noted above), from the most directly comparable GAAP measures. We believe that excluding these items provides a more complete and consistent comparative analysis of our results of operations.

3Q 2015
Reported EPS
Adjusting
Items
3Q 2015
Underlying
EPS
Other
Total
Operating
Expenses
Total
Revenues
3Q 2014
Underlying
EPS
Foreign
Currency
Movements
Adjusting
Items
3Q 2014
Reported EPS
3Q 2015 EPS growth
3
See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 12
Underlying
EPS
growth
YoY
driven
by
a
combination
of
overall
top-line
growth
coupled
with
enhanced
expense efficiency  from the Operational Improvement Program as well as acquisitions
Adjusting items:
Operational Improvement Program = ($0.09)
Gain on Disposal = $0.07
Devaluation of Venezuelan Bolivar = ($0.01)
M&A transaction-related costs = ($0.07)
Deferred tax valuation allowance = $0.60
Adjusting items:
Operational Improvement Program = $0.08
M&A transaction-related costs = $0.01

3Q 2015 Commissions and fees growth

•
Growth primarily driven by Willis Capital Markets & Advisory
•
Reinsurance had low single digit organic growth
•
Underlying growth primarily driven by Miller
•
Mid single-digit organic growth led by Willis International
and CWR
•
Flat organic growth in Willis North America partially offset by modest decline in Willis GB
•
Organic decline in Midwest & West regions as a result of
timing of certain businesses and headwind in energy
•
Construction generated 10% growth in the quarter
•
Solid growth seen in P&C and Financial Lines, however, this
was offset by moderation in Retail and Transport
•
Reported growth impacted by unfavorable F/X: (5.4)%
•
Biggest driver: GBP Avg.: 3Q14 = 0.60 ; 3Q15 = 0.65 Diff (7.2)%
3.3%
10.5%
4.1%
Group
Willis GB
Willis Capital,
Wholesale and
Reinsurance
Willis North
America
Reported
Organic
Underlying
Commentary
Willis
International
•
Strong
organic
growth
from
LatAm
followed
by
W.
Europe and
Australasia
•
Reported growth impacted by unfavorable F/X: (21.2)%
•
Biggest driver: EUR Avg.: 3Q14 = 0.75; 3Q15 = 0.90 Diff (16.1)%
(0.7)%
(0.7)%
(6.1)%
8.8%
32.6%
27.1%
0.0%
(4.0)%
(3.8)%
8.6%
29.4%
8.2%
See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 12

($71)
$778
3Q 2014
Reported
$707
$9
3Q 2014
Underlying
Depreciation
and
Amortization
$698
F/X &
Adjusting
Items
3Q 2015
Reported
Other
Operating
Expenses
$819
OIP and
M&A Related
Expenses
$780
Salaries and
Benefits
3Q 2015
Underlying
$75
$705
$21
Achieved 230 bps of positive organic spread (20 bps of positive underlying spread) driven by ongoing cost management initiatives
3Q 2015 Total operating expenses
5
$ millions
Acquisition &
Disposals
Acquisitions &
Disposals
Note: Some percentage changes may differ due to rounding
See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 12
1.0%
Modest Organic
Change
$37
$15
$39
Oper. Improvement Program = $24m
M&A Related Expenses = $15m
F/X = ($52)m
M&A = ($2)m
Restructuring Charges = ($17)m
10.3%

3Q 2015 Salaries and benefits

Organic S&B was flat in 3Q15 driven by FTE management initiatives; Underlying S&B growth driven by higher acquisitions and disposals impact
$569
$570
7.0%
3Q 2015
Underlying
3Q 2015
Reported
$569
3Q 2014
Underlying
$532
Salaries and Benefits
$525
$44
$525
$7
Foreign Currency
Movement
($37)
3Q 2014
Reported
Acquisitions &
Disposals
Acquisitions &
Disposals
$ millions
0.0%
Flat organic
growth
M&A Transaction
Related Expense
$1
Onshore/offshore FTE trends continue to help optimize cost structure
+2.5%
3Q15
18,350
15,500
2,850
4Q14
17,700
15,750
1,950
3Q14
17,900
1,900
Onshore
Offshore
Total Organic FTEs
Total FTEs (includes acquisitions)
18,300
18,400
19,700
Note: Some percentage changes may differ due to rounding
See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 12
$570
$37
16,000

3Q 2015 Organic metrics
Continued improvement in both organic spread and organic EBITDA

$ millions
23.3%
3Q 2015
3Q 2014
9.3%
Organic Operating Margin
6.9%
3Q15
3Q14
Note: Some percentage changes may differ due to rounding
See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 12
Organic Spread
Organic EBITDA
18.7%
YTD3Q14
20.5%
YTD3Q15
-160
-160
90
170
200
230
-200
-100
0
100
200
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15

Operational Improvement Program

Spend
$36
$140
$140
$125
$440
Savings
$11
$80
$150
$250
$490
$325
2Q15 Forecast
2014A
2015E
2016E
2017E
Cumulative
2014-2017E
Annualized
2018+E
$ millions
•
Operational Improvement Program remains well ahead of initial targets and progress continues against all stated program metrics
•
New low-cost hubs being established in Dalian (China), Tampa (US), Sofia (Europe), and a second hub in
Mumbai (India)
Annualized savings of at least $325 million remains on track; FY2015 savings of at least $80 million

APPENDICES

3Q 2015 Other operating expenses

Modest ongoing organic expense growth driven strategically by Operational Improvement Program;
Underlying growth driven by acquisitions and disposals
Other Operating
Expenses
3Q 2015
Reported
$177
14.8%
3Q 2015
Underlying
$163
$146
$17
3Q 2014
Underlying
$142
$139
$3
F/X and M&A
Adjustments
($14)
3Q 2014
Reported
$156
Acquisitions &
Disposals
Acquisitions &
Disposals
$ millions
$14
M&A Transaction
Related Expense
$21
Note: Some percentage changes may differ due to rounding
See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 12

Segment Structure

Willis Re
Willis Capital Markets &
Advisory
Wholesale businesses
(e.g., Miller)
Willis Portfolio and
Underwriting Services
Segment structure from January 1, 2015
Willis GB
Willis North America
Willis International
Willis Capital, Wholesale
and Reinsurance
Comprises Willis’s
Great Britain-based
Specialty and Retail
businesses
Focused on serving
corporate clients,
delivering full range of
Willis expertise across
Great Britain
Focused on serving
corporate clients,
delivering full range of
Willis expertise across
the United States and
Canada
Focused on serving
corporate clients,
delivering full range of
Willis expertise across
Asia, CEMEA, Latin
America and Western
Europe
Upon closing of
transaction, 100% of
Gras Savoye
operations will be
included

Important disclosures regarding non-GAAP measures

Reported commissions and fees growth to underlying and organic measures
(1) Percentages may differ due to rounding.
2015
2014
Change
(1)
Foreign
currency
translation
Underlying
commissions
and fees
growth
Acquisitions
and
disposals
Organic
commissions
and fees
growth
($ millions)
%
%
%
%
%
Three months ended September 30,
2015
Willis GB
$139
$148
(6.1)%
(5.4)%
(0.7)%
0.0%
(0.7)%
Willis Capital, Wholesale and
Reinsurance
$183
144
27.1%
(5.5)%
32.6%
23.8%
8.8%
Willis North America
$308
321
(4.0)%
(0.2)%
(3.8)%
(3.8)%
(0.0)%
Willis International
211
195
8.2%
(21.2)%
29.4%
20.8%
8.6%
Total
$841
$808
4.1%
(6.4)%
10.5%
7.2%
3.3%

Important disclosures regarding non-GAAP measures

Operating income to underlying and organic operating income
2015
2014
(In millions)
3Q
3Q
Total revenue
$846
$812
excluding:
Foreign currency movements
-
-48
Underlying revenue
$846
$764
Net revenue from acquisitions and disposals
(69)
(14)
Organic revenue
$777
$750
Operating income
$27
$34
excluding:
Restructuring costs
24
17
M&A transaction related costs
15
2
Foreign currency movements
-
4
Underlying operating income
$66
$57
Net operating income from acquisitions and
disposals
6
(5)
Organic operating income
$72
$52
Operating margin (operating income as a
percentage of total revenue)
3.2%
4.2%
Underlying operating margin (underlying operating
income as a percentage of underlying total revenue)
7.8%
7.5%
Organic operating margin (organic operating income
as a percentage of organic total revenue)
9.3%
6.9%
Note: In the second quarter 2015, the definition of underlying measures was modified to exclude the impact from M&A transaction-related costs. Prior period results, which include $7 million of such expenses in the first quarter of 2015 and $2 million of such expenses in the third quarter of 2014, have been restated. Full year results will be presented in line with the updated definition.

Important disclosures regarding non-GAAP measures

Net income (loss) to underlying net income
2015
2014
(In millions, except per share data)
3Q
3Q
Net income
$117
($7)
Excluding the following, net of tax:
Operational improvement program
17
14
M&A transaction related expenses
13
2
Loss (Gain) on disposal of operations
(14)
-
Venezuelan currency devaluation
2
-
Deferred tax valuation allowance
(110)
-
Foreign currency movements
-
7
Underlying net income
$25
$16
Diluted shares outstanding
182
178
Net income per diluted share
$0.64
($0.04)
Underlying net income per diluted share
$0.14
$0.09
Note: In the second quarter 2015, the definition of underlying measures was modified to exclude the impact from M&A transaction-related costs. Prior period results, which include $7 million of such expenses in the first quarter of 2015 and $2 million of such expenses in the third quarter of 2014, have been restated. Full year results will be presented in line with the updated definition.

Important disclosures regarding non-GAAP measures

Net income to underlying and organic EBITDA
2015
2014
3Q
3Q
Net income attributable to Willis
Group Holdings
$117
($7)
Excluding:
Net income attributable to
noncontrolling interests
(1)
(1)
Interest in earnings (losses) of
associates, net of tax
(3)
(3)
Income taxes
(112)
2
Interest expense
35
34
Other expense (income), net
(9)
9
Depreciation
25
23
Amortization
23
13
EBITDA
$75
$70
Excluding:
Restructuring costs
24
17
M&A transaction related costs
15
2
Foreign currency movements
-
1
Underlying EBITDA
$114
$90
Net EBITDA from acquisitions and
disposals
(8)
(4)
Organic EBITDA
$106
$86
Note: In the second quarter 2015, the definition of underlying measures was modified to exclude the impact from M&A transaction-related costs. Prior period results, which include $7 million of such expenses in the first quarter of 2015 and $2 million of such expenses in the third quarter of 2014, have been restated. Full year results will be presented in line with the updated definition.

Important disclosures regarding non-GAAP measures

Reported total expenses, salaries and benefits and other operating expenses to underlying and organic measures
2015
2014
(In millions)
3Q
3Q
Reported total expenses
$819
$778
Excluding:
Restructuring costs
(24)
(17)
M&A transaction related expenses
(15)
(2)
Foreign currency movements
-
(52)
Underlying total expenses
$780
$707
Net expenses from acquisitions and disposals
(75)
(9)
Organic total expenses
$705
$698
Reported salaries and benefits
$570
$569
Excluding:
M&A transaction related expenses
(1)
-
Foreign currency movements
-
(37)
Underlying salaries and benefits
$569
$532
Net expenses from acquisitions and disposals
(44)
(7)
Organic Salaries and benefits
$525
$525
Reported other operating expenses
$177
$156
Excluding:
M&A transaction related expenses
(14)
(2)
Foreign currency movements
-
(12)
Underlying  other operating expenses
$163
$142
Net expenses from acquisitions and disposals
(17)
(3)
Organic  other operating expenses
$146
$139
Note: In the second quarter 2015, the definition of underlying measures was modified to exclude the impact from M&A transaction-related costs. Prior period results, which include $7 million of such expenses in the first quarter of 2015 and $2 million of such expenses in the third quarter of 2014, have been restated. Full year results will be presented in line with the updated definition.

IR Contacts Media Contact Matt Rohrmann Tel: +1 212 915-8180 Email: matt.rohrmann@willis.com 17 Juliet Massey Tel: +44 7984 156 739 Email: juliet.massey@willis.com